Exhibit 99.1

LETTER OF TRANSMITTAL

To Exchange

Shares of Common Stock

of

Diedrich Coffee, Inc.

Pursuant to the Prospectus/Offer to Purchase

Dated November 17, 2009

made by

Marty Acquisition Sub, Inc.,

a wholly-owned subsidiary of

Peet’s Coffee & Tea, Inc.

THE OFFER (AS DEFINED HEREIN) AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT (ONE MINUTE AFTER 11:59 P.M.), EASTERN TIME, ON DECEMBER 15, 2009 (THE “EXPIRATION TIME”), UNLESS THE OFFER IS EXTENDED. SHARES TENDERED PURSUANT TO THE OFFER MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION TIME OF THE OFFER, BUT NOT DURING ANY SUBSEQUENT OFFERING PERIOD.

The Depositary for the Offer is:

Continental Stock Transfer & Trust Company

By mail or hand delivery:

Continental Stock Transfer & Trust Company

Attn: Reorganization Dept.

17 Battery Place, 8th Floor

New York, NY 10004

By facsimile transmission:

(for eligible institutions only)

(212) 616-7610

Confirm facsimile transmission:

(212) 509-4000 (ext. 536)

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY FOR THE OFFER. YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE PROVIDED BELOW, WITH SIGNATURE GUARANTEE IF REQUIRED, AND COMPLETE THE SUBSTITUTE FORM W-9 SET FORTH BELOW.

THE INSTRUCTIONS SET FORTH IN THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

Description of Shares Tendered
Name(s) and Address(es) of Registered Holder(s) (Please Fill In, if Blank, Exactly as Name(s) and Addresses Appear(s) on Share Certificate(s))	Shares Tendered (Attach Additional Signed List If Necessary)
	Share Certificate Number(s)*	Total Number of Shares Represented by Share Certificate(s)*	Number of Shares Tendered**

Total Shares

  *  Need not be completed if transfer is made by book-entry transfer.

**  Unless otherwise indicated, it will be assumed that all shares represented by the listed certificates are being tendered. See Instruction 4. IF ANY OF THE CERTIFICATES REPRESENTING SHARES THAT YOU OWN HAVE BEEN LOST OR DESTROYED, SEE INSTRUCTION 10.

This Letter of Transmittal is to be used either if certificates for Shares (as defined herein) are to be delivered herewith or, unless an agent’s message (as defined herein) is utilized, if delivery of Shares is to be made pursuant to the procedures for book-entry transfer described in the Prospectus/Offer to Purchase (as defined herein) to an account maintained by the Depositary (as defined herein) at the book-entry transfer facility (as defined in the Prospectus/Offer to Purchase). Stockholders whose certificates for Shares are not immediately available or who cannot deliver either the certificates for, or a book-entry confirmation (as defined in the Prospectus/Offer to Purchase) with respect to, their Shares, and all other documents required hereby, to the Depositary prior to 12:00 midnight (one minute after 11:59 p.m.), Eastern time, on December 15, 2009 (the “Expiration Time” unless and until the Purchaser extends the period of time during which the Offer is open, in which event the “Expiration Time” shall be the latest time at which the Offer, as so extended by the Purchaser, will expire) must tender their Shares in accordance with the guaranteed delivery procedures described in the Prospectus/Offer to Purchase. See Instruction 2. Delivery of documents to the book-entry transfer facility does not constitute delivery to the Depositary.

☐	CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

Name of Tendering Institution:

Account Number:

Transaction Code Number:

☐	CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY, ENCLOSE A PHOTOCOPY OF SUCH NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING:

Name(s) of Registered Owner(s):

Date of Execution of Notice of Guaranteed Delivery:

Name of Institution that Guaranteed Delivery:

If delivered by book-entry transfer check box:

NOTE: SIGNATURES MUST BE PROVIDED BELOW

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

The undersigned hereby tenders to Marty Acquisition Sub, Inc., a Delaware corporation (the “Purchaser”) and a wholly-owned subsidiary of Peet’s Coffee & Tea, Inc., a Washington corporation (“Peet’s”), the above described shares of common stock, par value $0.01 per share (“Shares”), of Diedrich Coffee, Inc., a Delaware corporation (“Diedrich”), upon the terms and subject to the conditions set forth in the Prospectus/Offer to Purchase dated November 17, 2009 (the “Prospectus/Offer to Purchase”), and this Letter of Transmittal (which, together with any amendments or supplements thereto or hereto, collectively constitute the “Offer”), receipt of which is hereby acknowledged.

Upon the terms of the Offer, subject to, and effective upon, acceptance for exchange of, and delivery of consideration for, the Shares tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Purchaser all right, title and interest in and to all the Shares that are being tendered herewith (and any and all dividends, distributions, other Shares or other securities or rights issued or issuable in respect thereof on or after November 17, 2009 (collectively, “Distributions”)) and irrevocably constitutes and appoints Continental Stock Transfer & Trust Company (the “Depositary”) the true and lawful agent and attorney-in-fact of the undersigned, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to the full extent of the undersigned’s rights with respect to such Shares (and any and all Distributions) (i) to deliver certificates for such Shares (and any such other Shares or securities or rights) or transfer ownership of such Shares (and any and all Distributions) on the account books maintained by the book-entry transfer facility together, in any such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, the Purchaser, (ii) to present such Shares (and any and all Distributions) for transfer on Diedrich’s books and (iii) to receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any and all Distributions), all in accordance with the terms of the Offer.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered herewith (and any and all Distributions) and, when the same are accepted for exchange by the Purchaser, the Purchaser will acquire good title thereto, free and clear of all liens, restrictions, claims and encumbrances, and the same will not be subject to any adverse claim. The undersigned will, upon request, execute any additional documents deemed by the Depositary or the Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered herewith (and any and all Distributions). In addition, the undersigned shall remit and transfer promptly to the Depositary for the account of the Purchaser any and all Distributions in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance and transfer or appropriate assurance thereof, the Purchaser shall be entitled to all rights and privileges as owner of each such Distribution and may withhold the entire offer consideration with respect to the Shares tendered hereby or deduct from such offer consideration, the amount of value of such Distribution as determined by the Purchaser in its sole discretion.

All authority conferred or agreed to be conferred pursuant to this Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Except as otherwise provided in the Prospectus/Offer to Purchase, this tender is irrevocable. The Purchaser reserves the right to require that, in order for the Shares or other securities to be deemed validly tendered, immediately upon the Purchaser’s acceptance for exchange of such Shares, the Purchaser must be able to exercise full voting, consent and other rights with respect to such Shares (and any and all Distributions), including voting at any meeting of Diedrich’s stockholders.

By executing this Letter of Transmittal, the undersigned hereby irrevocably appoints each of Patrick O’Dea and Thomas Cawley as an attorney-in-fact and proxy of the undersigned, each with full power of substitution and resubstitution, to vote at any annual, special, adjourned or postponed meeting of Diedrich’s stockholders or otherwise in such manner as each such attorney-in-fact and proxy (or his or her substitute) shall in his or her sole discretion deem proper with respect to, to execute any written consent concerning any matter as each such attorney-in-fact and proxy (or his or her substitute) shall in his or her sole discretion deem proper with respect to, and to otherwise act as each such attorney-in-fact and proxy (or his or her substitute) shall in his sole discretion deem proper with respect to, the Shares tendered herewith that have been accepted for exchange by the Purchaser prior to the time any such action is taken and with respect to which the undersigned is entitled to vote (and any and all Distributions). This appointment is effective only when, and only to the extent that, the Purchaser accepts for exchange and delivers consideration for such Shares as provided in the Prospectus/Offer to Purchase. This power of attorney and proxy are irrevocable and are granted in consideration of the acceptance for exchange of such Shares in accordance with the terms of the Offer. Upon such acceptance for exchange, all prior powers of attorney, proxies and consents given by the undersigned with respect to the Shares tendered herewith (and any and all Distributions) will, without further action, be revoked and no subsequent powers of attorney, proxies, consents or revocations may be given (and, if given, will not be deemed effective) by the undersigned in respect of such Shares.

The undersigned understands that the valid tender of Shares pursuant to any of the procedures described in the Prospectus/Offer to Purchase and in the Instructions hereto will constitute a binding agreement between the undersigned and the Purchaser upon the terms of and subject to the conditions to the Offer (and if the Offer is extended or amended, the terms or conditions of any such extension or amendment).

Unless otherwise indicated herein in the box labeled “Special Payment Instructions,” please issue any certificates for the shares of Peet’s common stock and the check for the cash component of the offer consideration (including, if applicable, any cash paid in lieu of fractional shares, as described below) and/or return any certificate(s) for Shares not tendered or accepted for exchange in the name(s) of the registered holder(s) indicated herein in the box labeled “Description of Shares Tendered.” Similarly, unless otherwise indicated herein in the box labeled “Special Delivery Instructions,” please mail any certificates for the shares of Peet’s common stock and the check for the cash component of the offer consideration (including, if applicable, any cash paid in lieu of fractional shares) and/or return any certificates for Shares not tendered or accepted for exchange (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) indicated herein in the box labeled “Description of Shares Tendered.” In the event that both of the boxes herein labeled “Special Payment Instructions” and “Special Delivery Instructions,” respectively, are completed, please issue any certificates for the shares of Peet’s common stock and the check for the cash component of the offer consideration (including, if applicable, any cash paid in lieu of fractional shares) and/or return any certificate(s) for Shares not tendered or accepted for exchange (and any accompanying documents, as appropriate) in the name of, and deliver such check and/or return such certificates (and any accompanying documents, as appropriate) to, the person or persons indicated therein. Please credit any Shares tendered herewith by book-entry transfer that are not accepted for exchange by crediting the account at the Book-Entry Transfer Facility. The undersigned recognizes that the Purchaser has no obligation pursuant to the Special Payment Instructions to transfer any Shares from the name of the registered holder(s) thereof if the Purchaser does not accept for exchange any of the Shares so tendered.

The undersigned recognizes that in lieu of fractional shares, in the event any stockholder would otherwise be entitled to a fractional share of Peet’s common stock (after aggregating all fractional shares of Peet’s common stock issuable to such stockholder in the Offer), such stockholder shall, in lieu of such fraction of a share, be paid in cash the dollar amount (rounded to the nearest whole cent), without interest, determined by multiplying such fraction by the closing trading price of a share of Peet’s common stock as reported on the Nasdaq Global Select Market on the trading day immediately before the trading day that includes the first time as of which the Purchaser accepts any Shares for exchange pursuant to the Offer.

IF ANY OF THE CERTIFICATES REPRESENTING SHARES THAT YOU OWN HAVE BEEN LOST OR DESTROYED, SEE INSTRUCTION 10.

SPECIAL PAYMENT INSTRUCTIONS

(See Instructions 1, 5, 6 and 7)

To be completed ONLY if certificate(s) for Shares not tendered or not accepted for exchange, certificate(s) for shares of Peet’s common stock and/or the check for the cash component of the offer consideration with respect to Shares accepted for exchange (including, if applicable, any cash paid in lieu of fractional shares) is/are to be issued in the name of someone other than the undersigned.

Issue

☐  check

☐  certificates to:

Name
(Please Print)

Address

(Include Zip Code)

(Employer Identification or Social Security Number)

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 1, 5, 6 and 7)

To be completed ONLY if certificate(s) for Shares not tendered or not accepted for exchange, certificate(s) for shares of Peet’s common stock and/or the check for the cash component of the offer consideration with respect to Shares accepted for exchange (including, if applicable, any cash paid in lieu of fractional shares) is/are to be mailed to someone other than the undersigned or to the undersigned at an address other than that listed above.

Issue

☐  check

☐  certificates to:

Name
(Please Print)

Address

(Include Zip Code)

(Employer Identification or Social Security Number)

(Also complete Substitute Form W-9 below)

SIGN HERE

Signature

(Signature(s) of Stockholder(s))

Dated:                                 , 20

(Must be signed by registered holder(s) as name(s) appear(s) on the certificate(s) for the Shares or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.)

Signature

(Please Print)

Capacity (full title)

Address

(Include Zip Code)

Daytime Area Code and Telephone Number

Taxpayer Identification or Social Security Number

(See Substitute Form W-9)

GUARANTEE OF SIGNATURE(S)

(If Required—See Instructions 1 and 5)

FOR USE BY FINANCIAL INSTITUTIONS ONLY. PLACE MEDALLION GUARANTEE IN SPACE BELOW.

Authorized Signature

Name

(Please Print)

Title

Name of Firm

Address

(Include Zip Code)

Daytime Area Code and Telephone Number

Dated:                                 , 20

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

1. Guarantee of Signatures. No signature guarantee is required on this Letter of Transmittal if (i) this Letter of Transmittal is signed by the registered holder(s) of Shares tendered herewith, unless such registered holder(s) has completed either the box labeled “Special Payment Instructions” or the box labeled “Special Delivery Instructions” on this Letter of Transmittal or (ii) such Shares are tendered for the account of a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the Stock Exchanges Medallion Program or by any other “eligible guarantor institution”, as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (each, an “Eligible Institution”). For purposes of this Instruction, a registered holder of Shares includes any participant in the book-entry transfer facilities system whose name appears on a security position listing as the owner of the Shares. In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.

2. Requirements of Tender. This Letter of Transmittal is to be completed by Diedrich stockholders either if certificates are to be tendered herewith or, unless an agent’s message is utilized, if delivery of Shares is to be made pursuant to the procedures for book-entry transfer described in the Prospectus/Offer to Purchase to an account maintained by the Depositary at the book-entry transfer facility. For a stockholder to validly tender Shares in the Offer, either (i) the certificate(s) representing the tendered Shares, together with this Letter of Transmittal (or a photocopy of this Letter of Transmittal), properly completed and duly executed, together with any required signature guarantees and any other required documents, must be received by the Depositary at one of its addresses listed herein prior to the Expiration Time, (ii) in the case of a tender effected pursuant to a book-entry transfer (a) either this Letter of Transmittal (or a photocopy of this Letter of Transmittal), properly completed and duly executed, together with any required signature guarantees, or an agent’s message, and any other required documents, must be received by the Depositary at one of its addresses listed herein prior to the Expiration Time of the Offer and (b) the Shares to be tendered must be delivered pursuant to the book-entry transfer procedures described in the Prospectus/Offer to Purchase and a book-entry confirmation must be received by the Depositary prior to the Expiration Time or (iii) the tendering stockholder must comply with the guaranteed delivery procedures described in the Prospectus/Offer to Purchase prior to the Expiration Time.

If a stockholder desires to tender Shares in the Offer and such stockholder’s certificates representing such Shares are not immediately available, or the book-entry transfer procedures described in the Prospectus/Offer to Purchase cannot be completed on a timely basis, or time will not permit all required documents to reach the Depositary prior to the Expiration Time, such stockholder may tender such Shares if all the following conditions are met: (i) such tender is made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Purchaser, is received by the Depositary at one of its addresses listed herein prior to the Expiration Time; and (iii) either (a) the certificates representing such Shares, together with this Letter of Transmittal (or a photocopy of this Letter of Transmittal), properly completed and duly executed, and any required signature guarantees, and any other required documents, are received by the Depositary at one of its addresses listed herein within three trading days (as described below) after the date of execution of such Notice of Guaranteed Delivery, or (b) in the case of a book-entry transfer effected pursuant to the book-entry transfer procedures described in the Prospectus/Offer to Purchase, (1) either this Letter of Transmittal (or a photocopy of this Letter of Transmittal), properly completed and duly executed, and any required signature guarantees, or an agent’s message, and any other required documents, are received by the Depositary at one of its addresses listed herein and (2) such Shares are delivered pursuant to the book-entry transfer procedures described in the Prospectus/Offer to Purchase and a book-entry confirmation is received by the Depositary, in each case within three trading days after the date of execution of such Notice of Guaranteed Delivery. For purposes of the foregoing, a trading day is any day on which the Nasdaq Global Select Market is open for business.

The term “agent’s message” means a message, transmitted by the book-entry transfer facility to, and received by, the Depositary and forming a part of a book-entry confirmation, which states that such book-entry transfer facility has received an express acknowledgment from the participant in such book-entry transfer facility tendering the Shares, that such participant has received and agrees to be bound by the terms of this Letter of Transmittal and that the Purchaser may enforce such agreement against the participant.

The method of delivery of Shares to be tendered in the Offer, this Letter of Transmittal and all other required documents, including delivery through the book-entry transfer facility, is at the election and risk of the tendering stockholder. Shares to be tendered in the Offer, will be deemed delivered only when actually received by the Depositary (including, in the case of a book-entry transfer, by book-entry confirmation). If delivery of Shares is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be accepted for exchange. All tendering stockholders, by execution of this Letter of Transmittal (or a photocopy of this Letter of Transmittal), waive any right to receive any notice of the acceptance of their Shares for exchange.

3. Inadequate Space. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate schedule attached hereto and separately signed on each page in the same manner as this Letter of Transmittal.

4. Partial Tenders (Applicable to Certificate Stockholders Only). If fewer than all the Shares evidenced by any certificate submitted are to be tendered herewith, fill in the number of Shares that are to be tendered in the box entitled “Number of Shares Tendered.” In any such case, new certificate(s) for the remainder of the Shares that were evidenced by the old certificate(s) will be sent to the registered holder(s), unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the acceptance for exchange of, and delivery of consideration for, the Shares tendered herewith. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

5. Signatures on Letter of Transmittal, Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered herewith, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without any change whatsoever.

If any of the Shares tendered herewith are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

If any tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of certificates.

If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and proper evidence, satisfactory to the Depositary and the Purchaser, of their authority so to act must be submitted.

When this Letter of Transmittal is signed by the registered owner(s) of the Shares tendered herewith, no endorsements of certificates or separate stock powers are required unless payment is to be made to, or certificates for Shares not tendered or accepted for exchange are to be issued to, a person other than the registered owner(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

If this Letter of Transmittal is signed by a person other than the registered owner(s) of certificate(s) listed on the cover page, such certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name or names of the registered owner(s) appear on such certificate(s) and the signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

6. Stock Transfer Taxes. Except as otherwise provided in this Instruction 6, the Purchaser will pay any stock transfer taxes with respect to the transfer and sale of Shares to it or its order in the Offer. If, however, delivery of the offer consideration (including, if applicable, any cash paid in lieu of fractional shares) is to be made to, or if certificates for Shares not to be tendered or not accepted for exchange are to be registered in the name of, any person(s) other than the registered owner(s), or if tendered certificate(s) are registered in the name of any person(s) other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered owner(s) or such person(s)) payable on account of the transfer to such person(s) will be deducted from the offer consideration unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted.

Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the certificate(s) listed in this Letter of Transmittal.

7. Special Payment and Delivery Instructions. If a check is to be issued in the name of, and/or shares of Peet’s common stock and/or certificates for Shares not accepted for exchange are to be returned to, a person other than the person signing this Letter of Transmittal, or if a check is to be sent and/or such certificates are to be returned to a person other than the person signing this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal must be completed.

8. Waiver of Conditions. Subject to applicable law and to the terms and conditions of the Merger Agreement (as defined in the Prospectus/Offer to Purchase), the Purchaser reserves the absolute right in its sole discretion to waive any of the specified conditions (other than the minimum condition (as defined in the Prospectus/Offer to Purchase) which may be waived by the Purchaser only with the prior written consent of Diedrich) of the Offer, in whole or in part, in the case of any Shares to be tendered herewith.

9. Backup Withholding. In order to avoid backup withholding of United States federal income tax at a rate of 28% on the offer consideration, a stockholder tendering Shares in the Offer who is a United States citizen, a United States resident alien or a business entity organized within the United States must, unless an exemption applies, provide the Depositary with such stockholder’s correct social security number or employer identification number (collective a “taxpayer identification number” or “TIN”) on Substitute Form W-9 included below in this Letter of Transmittal and certify under penalties of perjury that such TIN is correct and that such stockholder is not subject to backup withholding. If a stockholder does not provide such stockholder’s correct TIN or fails to provide the certifications described above, the Internal Revenue Service (the “IRS”) may impose a penalty on such stockholder.

Backup withholding is not an additional tax. Rather, the amount of the backup withholding can be credited against the Federal income tax liability of the person subject to the backup withholding, provided that the required information is given to the IRS. If backup withholding results in an overpayment of tax, a refund can be obtained by the stockholder upon filing an income tax return.

If the Shares tendered herewith are held in more than one name, or are not in the name of the actual owner(s), consult the enclosed Instructions for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.

Certain stockholders (including, among others, all corporations and certain foreign individuals and entities) are exempt from backup withholding. Tendering stockholders who are individuals and not United States citizens or United States resident aliens or are business entities organized outside the United States should complete and sign the main signature form and a Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding (or other appropriate Form W-8), copies of which may be obtained from the Depositary, in order to avoid backup withholding. Stockholders that are not described in this section or otherwise have questions about whether they should execute a Form W-8 or Substitute Form W-9 should consult their tax advisors. Stockholders should also consult their tax advisors about qualifying for exemption from backup withholding and the procedure for obtaining such exemption.

See the enclosed Instructions for Certification of Taxpayer Identification Number on Substitute Form W-9 for more instructions.

10. Lost, Destroyed or Stolen Certificates. If any certificate representing Shares has been lost, destroyed or stolen, the stockholder should promptly notify the transfer agent for Diedrich common stock, Computershare Trust Company, N.A., at (800) 962-4284 or (303) 262-0600. The stockholder will then be instructed by Computershare Trust Company, N.A. as to the steps that must be taken in order to replace such certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been completed.

IMPORTANT: IN ORDER TO TENDER YOUR SHARES, THIS LETTER OF TRANSMITTAL (OR A MANUALLY SIGNED PHOTOCOPY OF IT) TOGETHER WITH ANY SIGNATURE GUARANTEES, OR IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT’S MESSAGE, AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION TIME, 12:00 MIDNIGHT (ONE MINUTE AFTER 11:59 P.M.), EASTERN TIME, ON DECEMBER 15, 2009, AND EITHER CERTIFICATES FOR TENDERED SHARES MUST BE RECEIVED BY THE DEPOSITARY OR SHARES MUST BE DELIVERED PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER DESCRIBED IN THE PROSPECTUS/OFFER TO PURCHASE, IN EACH CASE PRIOR TO THE EXPIRATION TIME, OR THE TENDERING STOCKHOLDER MUST COMPLY WITH THE PROCEDURES FOR GUARANTEED DELIVERY DESCRIBED IN THE PROSPECTUS/OFFER TO PURCHASE.

PAYERS NAME: Continental Stock Transfer & Trust Company
SUBSTITUTE Form W-9 Department of the Treasury Internal Revenue Service Payers Request for Taxpayer Identification Number (TIN)	Part 1 PLEASE PROVIDE YOUR TIN IN THE BOX AT THE RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.	Social Security Number(s) OR Employer Identification Number

Part 2

Certification. Under penalties of perjury, I certify that:

(1)    The number shown on this form is my correct Taxpayer Identification Number and

(2)    I am not subject to backup withholding because: (a) I am exempt from backup withholding or (b) I have not been notified by the Internal Revenue Service (the
“IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding.

(3)    I am a United States person as defined in the Instructions for Certification of Taxpayer
Identification Number on Substitute Form W-9.

Certification Instructions

You must cross out item (2) in Part 2 above
if you have been notified by the IRS that
you are subject to backup withholding
because of underreporting interest or
dividends on your tax returns. However, if
after being notified by the IRS that you are
subject to backup withholding, you received
another notification from the IRS stating
that you are no longer subject to backup
withholding, do not cross out such item (2).
If you are exempt from backup withholding,
check the box in Part 3 above.

Part 3 Exempt Payee ☐
Signature: Date:

NOTE:	Failure to complete and return this Substitute Form W-9 may result in backup withholding at a rate of 28% on the offer consideration. Please review the enclosed Instructions for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional information.

Manually signed photocopies of this Letter of Transmittal will be accepted. This Letter of Transmittal, certificates for Shares and any other required documents should be sent or delivered by each stockholder or such stockholder’s broker, dealer, bank, trust company or other nominee to the Depositary at one of its addresses listed below.

The Depositary for the Offer is:

Continental Stock Transfer & Trust Company

By mail or hand delivery:

Continental Stock Transfer & Trust Company

Attn: Reorganization Dept.

17 Battery Place, 8th Floor

New York, NY 10004

By facsimile transmission:

(for eligible institutions only)

(212) 616-7610

Confirm facsimile transmission:

(212) 509-4000 (ext. 536)

Questions regarding the Offer, and requests for assistance in connection with the Offer, may be directed to the Information Agent at its address and telephone number listed below. Additional copies of the Prospectus/Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery or any other materials related to the Offer may be obtained from the Information Agent and will be furnished promptly free of charge. You may also contact your broker, dealer, bank, trust company or other nominee for assistance concerning the Offer.

The Information Agent for the Offer is:

Laurel Hill Advisory Group, LLC

100 Wall Street, 22nd Floor

New York, NY 10005

Banks and Brokers Call Collect: (917) 338-3181

All Others Call Toll Free: (888) 742-1305